UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

CAPSTONE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street

Alsip, IL 60803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, TotalStone, LLC (“TotalStone”), the operating company of Capstone Holding Corp. (the “Company”), is party to an amended and restated management fee agreement (the “Management Agreement”), dated March 1, 2020, with a related party, Brookstone Partners IAC (“Brookstone”), whereby Brookstone provides consulting services totaling $400,000 per annum, billed quarterly, and an additional management fee equal to 5% of earnings before interest, taxes, depreciation, and amortization in excess of $4.0 million.

TotalStone and Gordon Strout are parties to a Board Chairman Agreement (the “Executive Agreement”), pursuant to which Mr. Strout is entitled to a salary or fee accruals.

On January 21, 2026, TotalStone entered into a conditional fee waiver and deferral agreement (the “Fee Waiver”). Pursuant to the Fee Waiver, (i) Brookstone agreed to waive the right to receive payment of any management or consulting fees that would otherwise accrue or become payable under the Management Agreement during the period commencing January 1, 2026, and ending December 31, 2026 in the amount of $400,000.00, and (ii) Mr. Strout agreed to waive the right to the salary or fee accruals in the amount of $94,091 under the Executive Agreement (together, the “Waived Fees”). In addition, TotalStone’s obligation to pay the Waived Fees shall be extinguished unless and until TotalStone achieves the performance targets set forth in the Fee Waiver.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1	Conditional Fee Waiver And Deferral Agreement, dated January 21, 2026, by and between TotalStone, LLC, Brookstone Partners IAC, and Gordon Strout
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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